SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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APPLIED INDUSTRIAL TECHNOLOGIES, INC.

ONE APPLIED PLAZA

CLEVELAND, OHIO 44115

(216) 426-4000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

We are pleased to invite you to the 2003 annual meeting of the shareholders of Applied Industrial Technologies, Inc. The meeting will be held at our headquarters, One Applied Plaza, East 36th Street and Euclid Avenue, Cleveland, Ohio, on Tuesday, October 21, 2003, at 10:00 a.m., Eastern Time, for the purposes of:

1. Electing	four directors for a term of three years;

2. Voting	on a proposal to ratify the appointment of independent auditors for the fiscal year ending June 30, 2004;

3. Voting	on a proposal to approve the Deferred Compensation Plan for Non-Employee Directors; and

4. Voting	on a proposal to approve the Deferred Compensation Plan.

If you were a shareholder of record at the close of business on August 25, 2003, you are entitled to vote at the meeting. The transfer books will not be closed. A list of the shareholders as of the record date will be available for examination at the meeting.

The business of the meeting and other information is described in the attached proxy statement. After the meeting, we will report on our operations and other matters of current interest.

By order of the Board of Directors.

FRED D. BAUER

Secretary

September 12, 2003

Your vote is important! Whether or not you expect to attend the meeting, please promptly vote by telephone, via the Internet, or by executing and returning the enclosed proxy card in the postage-paid envelope provided. Voting early will help avoid additional solicitation costs.

PROXY STATEMENT

INTRODUCTION

In this statement, “we,” “our,” “us,” and “Applied” all refer to Applied Industrial Technologies, Inc.

What is the proxy statement’s purpose?

The proxy statement relates to our 2003 annual meeting of shareholders to be held on Tuesday, October 21, 2003, at 10:00 a.m., Eastern Time, at our headquarters, and any adjournment of that meeting. The proxy statement summarizes information you need to know to vote at the meeting. We are sending the proxy statement to you because Applied’s Board of Directors is soliciting your proxy to vote your shares at the meeting. The proxy statement and the accompanying proxy card are being mailed to shareholders on or about September 12, 2003.

On what matters are shareholders voting?

1.	The election of four directors.

2.	A proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as Applied’s independent auditors for the fiscal year ending June 30, 2004.

3.	A proposal to approve the Deferred Compensation Plan for Non-Employee Directors.

4.	A proposal to approve the Deferred Compensation Plan.

Who may vote and what constitutes a quorum at the meeting?

Only shareholders of record at the close of business on August 25, 2003, may vote at the meeting. As of that date, there were 19,137,614 outstanding shares of Applied common stock, without par value. The holders of a majority of those shares will constitute a quorum to hold the meeting. A quorum is necessary for valid action to be taken at the meeting.

How many votes do I have?

Each share is entitled to one vote.

How do I vote?

Whether or not you expect to attend the meeting, we urge you to vote. You may vote by telephone, via the Internet, or by mailing your signed proxy card in the envelope provided. The card indicates the number of shares that you own. Instructions for each voting method are also indicated on the card. Votes submitted by telephone or via the Internet for shares held in Applied’s Retirement Savings Plan or Supplemental Defined Contribution Plan must be received by Thursday, October 16, 2003; votes by telephone or via the Internet for other shares must be received by Monday, October 20, 2003.

If you plan to attend the meeting and vote in person, a ballot will be available when you arrive. If, however, your shares are held in the name of your broker, bank, or other nominee, you must bring a valid proxy from that party.

What if I don’t indicate my voting choices?

If Applied receives your proxy in time to permit its use at the meeting, your shares will be voted according to your indicated instructions. If you have not indicated otherwise, your shares will be voted as Applied’s Board of Directors recommends.

If you indicate that you abstain on an issue, you will be counted as present at the meeting for purposes of determining whether there is a quorum, and you will be counted as voting (but not for or against) that issue. Broker non-votes are also counted as present for purposes of determining whether there is a quorum, but are not counted as voting. An abstention or broker non-vote has the practical effect of a vote against the proposal, because each is one less vote in favor of the proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted at the meeting by notifying Applied’s Secretary in writing, voting at a later time by telephone or via the Internet, returning a later-dated proxy card, or voting in person at the meeting. Your presence at the meeting will not by itself revoke the proxy.

Who pays the costs of soliciting proxies?

Applied will pay the cost of soliciting proxies. We will also pay the standard charges and expenses of brokers, or other nominees and fiduciaries, for forwarding these materials to and obtaining proxies from registered shareholders and beneficial owners for whose accounts they hold shares. Directors, officers, and other Applied employees, acting on our behalf, may also solicit proxies, and Morrow & Co. has been retained, at an estimated fee of $8,000 plus expenses, to aid in soliciting proxies from brokers and institutional holders. In addition to using the mail, proxies may be solicited personally, and by telephone, facsimile, and electronic means.

ITEM 1 — ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. At the annual meeting, directors of Class I are to be elected for a term of three years expiring in 2006 or until their successors have been duly elected and qualified. The properly nominated candidates receiving the greatest number of votes will be elected. The persons serving as directors of Class II for a term expiring in 2004 and as directors of Class III for a term expiring in 2005 will continue in office.

The Corporate Governance Committee has recommended, and the Board has approved, the nomination of four persons for election as directors at the annual meeting. The nominees are Thomas A. Commes, Peter A. Dorsman, J. Michael Moore, and Dr. Jerry Sue Thornton. Dr. Thornton and Messrs. Commes and Moore were elected as directors at an annual meeting of shareholders. Mr. Dorsman was elected by the Board in July 2002.

The proxies named in the accompanying proxy card intend to vote for the four nominees unless authority is withheld. If any nominee becomes unavailable to serve as a director, the proxies reserve full discretion to vote for any other person or persons that may be nominated at the meeting and/or to vote to reduce the number of directors. We are not aware of any existing circumstances that would cause a nominee to be unavailable to serve.

Information concerning the nominees and the directors continuing in office is shown below. Unless otherwise stated, the nominees and directors have held the positions indicated for the last five years.

Nominees for Election as Directors for a Term Expiring in 2006

Thomas A. Commes

Director since 1999, member of Audit, Corporate Governance, and Executive Committees

Business Experience:    Until his retirement in 1999, Mr. Commes, age 61, was President and Chief Operating Officer, and a director, of The Sherwin-Williams Company, a manufacturer, distributor, and retailer of paints and painting supplies. His career includes service as that company’s Chief Financial Officer.

Other Directorship:    Pioneer-Standard Electronics, Inc.

Peter A. Dorsman

Director since 2002, member of Executive Organization & Compensation and Futures Committees

Business Experience:    Mr. Dorsman, age 48, is Executive Vice President & Chief Operating Officer (since 2000) of The Standard Register Company, a leading provider of information solutions for financial services, healthcare, manufacturing, and other markets worldwide. He previously served as Senior Vice President, Manufacturing Operations (from 1999 to 2000) and as Senior Vice President, Document Management and Systems Division (from 1996 to 1999) of The Standard Register Company.

J. Michael Moore

Director since 1997, member of Corporate Governance and Futures Committees

Business Experience:    Mr. Moore, age 60, is President of Oak Grove Consulting Group, Inc. He was Chairman and Chief Executive Officer of Invetech Company, a distributor of bearings, mechanical and electrical drive system products, industrial rubber products, and specialty maintenance and repair products, prior to its acquisition by Applied in 1997.

Other Directorship:    Venture Holdings Company LLC

Dr. Jerry Sue Thornton

Director since 1994, member of Corporate Governance and Executive Organization & Compensation Committees

Business Experience:    Dr. Thornton, age 56, is President of Cuyahoga Community College, the largest community college in Ohio, serving 24,000 college students and 15,000 workforce training customers annually with 70 career and technical programs.

Other Directorships:    American Greetings Corporation, National City Corporation, OfficeMax, Inc., RPM, Inc.

Persons Serving as Directors for a Term Expiring in 2004

William G. Bares

Director since 1986, member of Audit, Corporate Governance, and Executive Committees

Business Experience:    Mr. Bares, age 62, is Chairman and Chief Executive Officer of The Lubrizol Corporation. He was also President of Lubrizol for 20 years. Lubrizol is a fluid technology company concentrating on high performance chemicals, systems, and services for industry and transportation.

Other Directorships:    KeyCorp, The Lubrizol Corporation, Oglebay Norton Company

Dr. Roger D. Blackwell

Director since 1996, member of Executive Organization & Compensation and Futures Committees

Business Experience:    Dr. Blackwell, age 63, is a Professor of Marketing at The Ohio State University Fisher College of Business and President of Blackwell Associates, Inc., a marketing consulting firm.

Other Directorships:    Anthony & Sylvan Pools Corporation, Diamond Hill Investment Group, Inc., The Flex-funds, Max & Erma’s Restaurants, Inc.

Edith Kelly-Green

Director since 2002, member of Audit and Futures Committees

Business Experience:    Ms. Kelly-Green, age 50, is Vice President and Chief Sourcing Officer of FedEx Express, the world’s largest express transportation company and a subsidiary of FedEx Corporation.

Stephen E. Yates

Director since 2001, member of Executive Organization & Compensation and Futures Committees

Business Experience:    Mr. Yates, age 55, is President (since 1999) of USAA Information Technology Company, which provides information technology and telecommunications services to all USAA activities. USAA is a leading financial services company, offering its members a comprehensive range of insurance, banking, and investment products and services. From 1997 to 1999, Mr. Yates was Vice President – Information Technology & Logistics of Rockwell Automation, a division of Rockwell International Corporation.

Persons Serving as Directors for a Term Expiring in 2005

William E. Butler

Director since 1987, member of Audit and Executive Organization & Compensation Committees

Business Experience:    Until his retirement in 1995, Mr. Butler, age 72, was Chairman and Chief Executive Officer of Eaton Corporation. Eaton is a global diversified industrial manufacturer which is a leader in fluid power systems; electrical power quality, distribution, and control; automotive engine air management and fuel economy; and intelligent truck systems for fuel economy and safety.

Other Directorships:    Borg-Warner Automotive, Inc., Jacuzzi Brands, Inc.

Russell R. Gifford

Director since 1992, member of Audit and Futures Committees

Business Experience:    Mr. Gifford, age 64, is a partner with The Gifford Group, a corporate and customer relations consulting company. He was Chief Operating Officer of the City of Cleveland Public School District from 1998 to 1999. He was also President of CNG Energy Services Corp., a subsidiary of Consolidated Natural Gas Company, until his retirement in 1997.

Other Directorship:    The Davey Tree Expert Company

L. Thomas Hiltz

Director since 1981, member of Corporate Governance and Executive Organization & Compensation Committees

Business Experience:    Mr. Hiltz, age 57, is an attorney in Covington, Kentucky and is one of five trustees of the H.C.S. Foundation, a charitable trust which has sole voting and dispositive power with respect to 830,250 shares of Applied common stock.

David L. Pugh

Director since 2000, member of Executive Committee

Business Experience:    Mr. Pugh, age 54, is Applied’s Chairman (since October 2000) and Chief Executive Officer (since January 2000). He was Applied’s President from January 1999 to October 2000 and Chief Operating Officer from January 1999 to January 2000. From 1996 to 1998, he was Senior Vice President of the Industrial Control Group of Rockwell Automation, a division of Rockwell International Corporation.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003, the Board of Directors had four meetings. Each director attended at least 75% of the total number of meetings of the Board and all committees on which he or she served. Among the Board’s committees are the Audit, Corporate Governance, and Executive Organization & Compensation Committees. Each of the three committees is composed solely of independent directors.

The Audit Committee appoints the independent auditors, reviews with the independent auditors the scope of their examination, reviews the scope of non-audit services performed by the independent auditors and considers the effect of those services on the auditors’ independence, reviews with management and the independent auditors the results of the audit, reviews with management the adequacy of our internal accounting controls, and reviews with management and the independent auditors the auditors’ report on internal accounting controls and other recommendations. Thomas A. Commes, William G. Bares, William E. Butler, Russell R. Gifford, and Edith Kelly-Green serve on the committee. The Audit Committee met five times during fiscal 2003.

The Corporate Governance Committee assists the Board in Applied’s governance by reviewing and evaluating potential director nominees, the chief executive officer’s performance, Board governance matters, director compensation, compliance with laws, public policy matters, and other issues. William G. Bares, Thomas A. Commes, L. Thomas Hiltz, J. Michael Moore, and Dr. Jerry Sue Thornton serve on the committee. There are no procedures established for director nominee submissions by shareholders; the committee would, however, consider a qualified nominee submitted in writing by shareholders. The Corporate Governance Committee met three times during fiscal 2003.

The Executive Organization & Compensation Committee monitors and oversees the management succession planning and leadership development processes, nominates candidates for the slate of officers to be elected by the Board, and reviews and evaluates, and approves changes to, the executive officers’ compensation and benefits. The committee also administers the 1997 Long-Term Performance Plan, including the Management Incentive Plan. L. Thomas Hiltz, Dr. Roger D. Blackwell, William E. Butler, Peter A. Dorsman, Dr. Jerry Sue Thornton, and Stephen E. Yates serve on the committee. The Executive Organization & Compensation Committee met five times during fiscal 2003.

The charters for the three committees listed above are available at the investor relations area of Applied’s website at www.applied.com. In addition, the Audit Committee charter is attached as Appendix A to this proxy statement. The Board of Directors also has standing Executive and Futures Committees.

Shareholders may communicate directly with any member of the Board of Directors by writing to that individual c/o Corporate Secretary, Applied Industrial Technologies, Inc., One Applied Plaza, Cleveland, Ohio 44115.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The Audit Committee is composed solely of independent directors, as determined by the Board according to applicable laws and rules of the Securities and Exchange Commission and the New York Stock Exchange, and operates under a written charter. The charter is attached as Appendix A to this proxy statement.

In performing its responsibilities relating to the audit of Applied’s consolidated financial statements for fiscal 2003, the committee reviewed and discussed the audited financial statements with management and Applied’s independent auditors, Deloitte & Touche LLP. The committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The independent auditors provided the letter and written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The committee discussed with Deloitte & Touche their independence and also considered whether their provision of non-audit services to Applied is compatible with maintaining their independence.

Based on the reviews and discussions described above, the committee recommended to the Board of Directors that the audited financial statements be included in Applied’s fiscal 2003 annual report on Form 10-K for filing with the SEC.

AUDIT COMMITTEE

Thomas A. Commes, Chairman

William G. Bares

William E. Butler

Russell R. Gifford

Edith Kelly-Green

COMPENSATION OF DIRECTORS

Mr. Pugh, Applied’s Chairman & Chief Executive Officer, does not receive additional compensation for service as a director. Non-employee directors receive a quarterly retainer of $4,500, a fee of $1,500 for the first Board or committee meeting attended per day, and $500 for each additional meeting attended on the same day, up to a maximum of $2,500 per day. Directors may be similarly compensated if they attend other meetings or telephone conferences at the Chairman’s request. In addition, Applied pays directors $500 for any action taken by unanimous written consent or via telephone conference of less than 30 minutes, and directors who serve as committee chairmen receive an additional quarterly retainer of $400. All non-employee directors are eligible to participate in the Deferred Compensation Plan for Non-Employee Directors described below. If participants elect to invest their deferred director compensation in Applied common stock, they receive an additional amount equal to 25% of the compensation so invested.

The Board’s Executive Organization & Compensation Committee makes annual stock option awards to the non-employee directors based on recommendations by an independent compensation consultant. The awards improve the competitiveness of our director compensation program and assist in recruiting and retaining directors. In fiscal 2003, each non-employee director was awarded 2,000 options with an exercise price equal to the market price for Applied common stock on the grant date. The options are exercisable immediately and expire on the tenth anniversary of the grant date. Ms. Kelly-Green and Mr. Dorsman were awarded an additional 2,000 options each following their election to the Board.

The compensation received by directors is reviewed from time to time by the Board’s Corporate Governance Committee. If the committee believes that a change is necessary to make the level of compensation competitive relative to the size and nature of our business, then the committee will present its recommendation to the Board. Approval of the change requires the affirmative vote of a majority of the directors. The directors also participate in our travel accident plan and may elect to participate in our contributory health insurance plan.

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

The purposes of our Deferred Compensation Plan for Non-Employee Directors are to allow non-employee directors to defer the receipt of compensation payable for director services and to promote loyalty to Applied through increased investment in Applied common stock.

Pursuant to the plan, a non-employee director may elect, prior to any calendar quarter, to defer payment of his or her future compensation for services as a director. Once an election is made, it is irrevocable with respect to compensation earned. Directors may change their election to receive or to defer receipt of future compensation commencing with the calendar quarter following the election.

Deferred fees are invested, at a director’s option, in a money market fund and/or Applied common stock. At the end of the quarter in which directors’ compensation would otherwise become due and payable, Applied transfers the amount deferred, in either cash or treasury shares (depending on which option the director chooses), to a trust maintained by National City Bank. If a director elects to have his or her compensation invested in common stock, then Applied contributes an additional amount equal to 25% of the amount so invested.

The plan was recently amended to provide that the matching provision will expire on October 21, 2013. Applied has contributed a total of 10,287 matching shares of common stock to plan accounts in the most recent three fiscal years.

Distribution of a director’s account commences as designated by the director in his or her election on a date not more than 30 days after (a) the director’s termination due to resignation, retirement, death, or otherwise, or (b) the director’s attainment of the age (not younger than 55) specified in his or her election form; or upon a change in control (as defined in the plan) of Applied.

Eight non-employee directors currently defer all of their retainer and meeting fees and invest those fees in Applied common stock.

BENEFICIAL OWNERSHIP OF CERTAIN APPLIED SHAREHOLDERS AND MANAGEMENT

The following table shows the beneficial ownership of Applied common stock, as of June 30, 2003, by: (a) each person known by us to own beneficially more than 5% of Applied’s outstanding shares; (b) all directors and nominees; (c) each executive officer named in the Summary Compensation Table on page 11; and (d) all directors, nominees, and executive officers as a group.

Name of Beneficial Owner	Common Shares Beneficially Owned on June 30, 2003(1)		Percent of Class(2)
Applied Industrial Technologies, Inc. Retirement Savings Plan c/o American Express Trust Company AXP Financial Center Minneapolis, Minnesota 55474	1,813,828	(3)	9.5%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, California 90401	1,515,042	(4)	8.0
Barclays Global Investors, NA 45 Fremont Street San Francisco, California 94105	1,319,785	(5)	6.9
Merrill Lynch Investment Managers, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08536	1,069,257	(6)	5.6
William G. Bares	51,416	(7)
Fred D. Bauer	28,857
Dr. Roger D. Blackwell	34,138	(8)
William E. Butler	12,025
Thomas A. Commes	30,009
Peter A. Dorsman	4,956
Russell R. Gifford	34,043	(9)
L. Thomas Hiltz	888,456	(10)	4.7
Edith Kelly-Green	5,097
J. Michael Moore	277,563	(11)	1.5
David L. Pugh	355,808		1.8
Bill L. Purser	138,934
Jeffrey A. Ramras	35,313
Dr. Jerry Sue Thornton	26,988
John R. Whitten	165,920
Stephen E. Yates	10,672
All directors, nominees, and executive officers as a group (21 individuals)	2,305,680	(12)	11.7

(1)	Beneficial ownership is determined in accordance with SEC rules. Beneficial ownership may be disclaimed for other purposes. Except as otherwise indicated, the beneficial owner has sole voting and dispositive power over the shares. The directors’ and named executive officers’ totals include shares that could be acquired within 60 days after June 30, 2003, by exercising stock options as follows: Mr. Bauer — 26,375; Mr. Dorsman — 4,000; Ms. Kelly-Green — 4,000; Mr. Pugh — 295,000; Mr. Purser — 115,083; Mr. Ramras — 18,583; Mr. Whitten — 87,000; Mr. Yates — 6,000; and the other directors — 10,000 per director.
(2)	Percent of class is not indicated if less than 1%.
(3)	The Applied Industrial Technologies, Inc. Retirement Savings Plan holds these shares for the benefit of plan participants. The shares are held in custody by the plan’s trustee. The plan’s participants and the trustee possess shared voting power with respect to the shares. Participants may vote all shares allocated to their accounts and act as named fiduciaries with respect to unallocated shares. If no voting direction is received from participants or if legally required, the trustee has authority to vote the allocated and unallocated shares.
(4)	Dimensional Fund Advisors Inc. reported its share ownership in a Form 13F filed with the SEC on August 8, 2003.
(5)	Barclays Global Investors, NA, reported its share ownership, including shares beneficially owned by affiliated entities, in a Form 13F filed with the SEC on August 12, 2003, indicating it has sole voting power for 1,146,181 shares, no voting power for 173,604 shares, and sole dispositive power for 0 shares.
(6)	Merrill Lynch Investment Managers, L.P. and Fund Asset Management, L.P. reported their respective share ownership levels in Forms 13F filed with the SEC on August 4, 2003. Applied has been advised by Merrill Lynch Investment Managers, L.P., that it is appropriate to aggregate the holdings under that entity. The filings indicate it has sole voting power for 1,069,257 shares, no voting power for 52,858 shares, and sole dispositive power for 53,158 shares.

(7)	Includes 2,250 shares owned by Mr. Bares’ wife, who has sole voting and dispositive power.
(8)	Includes 225 shares owned by Dr. Blackwell’s wife, who has sole voting and dispositive power.

(9)	Includes 330 shares owned by Mr. Gifford’s wife, who has sole voting and dispositive power.
(10)	Includes 830,250 shares held by the H.C.S. Foundation, a charitable trust of which Mr. Hiltz is one of five trustees, with sole voting and dispositive power. Pursuant to a Schedule 13D filed by the H.C.S. Foundation dated December 20, 1989, the trustees, including Mr. Hiltz, disclaimed beneficial ownership of those shares.
(11)	Includes 31,648 shares held by Mr. Moore’s wife with sole voting and dispositive power. Also includes 38,773 shares held in trusts for the benefit of Mr. Moore’s children. Mr. Moore’s wife is trustee, with sole voting and dispositive power.
(12)	Includes 735,306 shares that could be acquired within 60 days after June 30, 2003, by exercising stock options. In determining the percentage of share ownership, these stock option shares are added to both the denominator and the numerator. Also includes 26,289 shares held by Applied’s Retirement Savings Plan for the benefit of executive officers; these shares are included as well in the figure shown for the plan’s holdings.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes compensation earned during the fiscal years ended June 30, 2003, 2002, and 2001, by those persons who were, for the fiscal year ended June 30, 2003, Applied’s Chief Executive Officer and the four other most highly compensated executive officers serving in that capacity at the end of fiscal 2003.

Name and Principal Position	Year	Annual Compensation			Long-Term Compensation Awards
		Salary	Bonus (1)	Other Annual Compensation (2)	Restricted Stock Award(s) (3)	Securities Underlying Options	All Other Compensation (4)
David L. Pugh Chairman & Chief Executive Officer	2003 2002 2001	$700,000 605,385 500,481	$1,110,000 0 0	$411 0 206	$0 0 0	200,000 150,000 130,000	$61,366 4,068 6,979

Bill L. Purser President & Chief Operating Officer	2003 2002 2001	400,000 338,077 266,539	528,000 0 0	0 1,526 531	0 0 0	75,000 65,000 60,000	5,932 4,785 10,352

John R. Whitten Vice President — Chief Financial Officer & Treasurer	2003 2002 2001	300,000 283,501 270,577	279,000 0 0	0 0 0	0 0 0	50,000 30,000 25,000	5,208 4,962 6,998

Fred D. Bauer Vice President — General Counsel & Secretary (5)	2003 2002	180,000 148,846	172,800 0	0 0	0 0	40,000 5,000	5,110 3,539

Jeffrey A. Ramras Vice President — Marketing and Supply Chain Management	2003 2002 2001	197,119 180,000 154,615	146,822 0 0	2,125 403 2,013	0 0 0	10,000 6,000 6,000	5,068 4,937 9,524

(1)	Amounts in this column are earnings under the annual Management Incentive Plan, described in the Executive Organization & Compensation Committee report on page 17.
(2)	Amounts in this column for fiscal 2003 reflect gross-up payments to cover income taxes in connection with the officers’ business travel. Previous years’ amounts also included similar gross-up payments, as well as a $1,526 award to Mr. Purser in 2002.
(3)	At June 30, 2003, the persons listed above held the following number of unvested shares of performance-accelerated restricted stock (described on page 18), valued at $21.10 per share, the closing market price on that date: Mr. Pugh, 40,000 shares, $844,000; Mr. Purser, 15,000 shares, $316,500; Mr. Whitten, 15,000 shares, $316,500; and Mr. Ramras, 7,500 shares, $158,250. Dividends are paid on restricted stock at the same rate paid to all shareholders. All of the shares held by Messrs. Pugh, Purser, and Whitten, and 3,750 of the shares held by Mr. Ramras, vested in August 2003.
(4)	Amounts in this column for fiscal 2003 include contributions made by Applied and credited to the officers’ accounts in Applied’s Retirement Savings Plan. In addition, because Mr. Pugh deferred 50% of his Management Incentive Plan award into Applied common stock in the Deferred Compensation Plan, his account was credited with additional shares valued at $55,500, or 10% of the amount so deferred; this amount is included in Mr. Pugh’s total.
(5)	Mr. Bauer was not an executive officer in 2001.

Option Grants in Last Fiscal Year

The following table shows information concerning stock option grants made in fiscal 2003 under the 1997 Long-Term Performance Plan by the Board’s Executive Organization & Compensation Committee to the officers named in the Summary Compensation Table.

Name	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price (per share)	Expiration Date
					5%	10%
David L. Pugh	200,000	40.3%	$15.615	8/6/12	$1,964,000	$4,977,200
Bill L. Purser	75,000	15.1	15.615	8/6/12	736,500	1,866,450
John R. Whitten	50,000	10.1	15.615	8/6/12	491,000	1,244,300
Fred D. Bauer	40,000	8.1	15.615	8/6/12	392,800	995,440
Jeffrey A. Ramras	10,000	2.0	15.615	8/6/12	98,200	248,860

(1)	The options’ exercise price is the market price of Applied common stock on the date the options were granted. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied.

(2)	The assumed rates of appreciation were selected by the SEC for illustrative purposes and are not intended to predict or to forecast future stock prices.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table shows information concerning stock option exercises in fiscal 2003 by the officers named in the Summary Compensation Table, and the values of in-the-money options held by those individuals on June 30, 2003.

Name	Shares Acquired on Exercise(1)	Value Realized(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End(3)		Value of Unexercised In- the-Money Options at Fiscal Year End(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David L. Pugh	0	$0	207,500	392,500	$846,988	$1,645,293
Bill L. Purser	0	0	80,083	161,250	294,497	656,569
John R. Whitten	0	0	67,000	94,000	323,674	409,317
Fred D. Bauer	1,125	10,402	15,125	46,750	61,887	238,262
Jeffrey A. Ramras	3,375	30,512	14,583	18,750	76,917	80,332

(1)	The figures shown are the numbers of shares covered by the exercised options.

(2)	The values shown are the differences between the per-share stock option exercise prices and the fair market value of Applied common stock on the exercise dates, multiplied by the number of shares covered by the exercised options.

(3)	The exercisability of officer stock options is accelerated upon the officer’s retirement, death, or permanent and total disability, or upon a change in control of Applied.

Long-Term Incentive Plans — Awards in Last Fiscal Year

In fiscal 2003, in addition to stock options, the Board’s Executive Organization & Compensation Committee awarded performance grants to the executive officers under the 1997 Long-Term Performance Plan. A target payout opportunity (in dollars) was established for each officer. The officer can receive a payout at the end of the three-year performance period based on Applied’s level of achievement on goals set for the period. The goals established for the 2003 performance grants are based on sales growth, return on sales, and total shareholder return. Payouts, if any, will be made in a combination of Applied common stock and cash, as determined by the committee at the end of the period. If a change in control of Applied occurs, the payout is calculated by prorating the target opportunity based on the number of fiscal quarters elapsed in the performance period.

The following table shows the performance grants awarded in fiscal 2003 to the officers named in the Summary Compensation Table. Failure to achieve threshold performance relative to the goals would result in no payout.

Name	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans
		Threshold	Target	Maximum
David L. Pugh	7/1/02 - 6/30/05	$233,333	$700,000	$1,050,000
Bill L. Purser	7/1/02 - 6/30/05	85,000	255,000	382,500
John R. Whitten	7/1/02 - 6/30/05	63,000	190,000	285,000
Fred D. Bauer	7/1/02 - 6/30/05	40,000	120,000	180,000
Jeffrey A. Ramras	7/1/02 - 6/30/05	18,333	55,000	82,500

Equity Compensation Plan Information

The following equity compensation plans have been approved by Applied’s shareholders: the 1997 Long-Term Performance Plan, the Deferred Compensation Plan, and the Deferred Compensation Plan for Non-Employee Directors. All of these plans are currently in effect.

The following table shows information regarding the number of shares of Applied common stock that may be issued pursuant to equity compensation plans or arrangements of Applied as of June 30, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	2,473,986	$16.89	*
Equity compensation plans not approved by security holders	0	—	0
Total	2,473,986	$16.89	*

*	The aggregate number of shares that may be awarded under the 1997 Long-Term Performance Plan in each fiscal year is (i) two percent (2%) of the total outstanding shares of Applied common stock as of the first day of the year, plus (ii) the number of shares available for grant under the plan in previous years that were not the subject of awards granted in those years. Shares issuable under the Deferred Compensation Plan for Non-Employee Directors and the Deferred Compensation Plan depend on the dollar amount of participant contributions deemed invested in Applied common stock. See “Deferred Compensation Plan for Non-Employee Directors” and “Deferred Compensation Plan” on pages 9 and 14, respectively, for more information about Applied’s contributions to those plans.

Estimated Retirement Benefits

Under Supplemental Executive Retirement Benefits Plan

The following table shows estimated annual benefits payable upon retirement at age 65 to participating executive officers under Applied’s Supplemental Executive Retirement Benefits Plan (the “SERP”).

	Years of Service(1)(2)(3)
Remuneration(4)	5	10	15	20
$200,000	$22,500	$45,000	$67,500	$90,000
400,000	45,000	90,000	135,000	180,000
600,000	67,500	135,000	202,500	270,000
800,000	90,000	180,000	270,000	360,000
1,000,000	112,500	225,000	337,500	450,000
1,200,000	135,000	270,000	405,000	540,000
1,400,000	157,500	315,000	472,500	630,000

(1)	The estimated benefits are calculated based on the officer electing to receive benefits in a single life annuity form. Other forms of payment are also available. Except as indicated below, SERP benefits are not subject to deductions for Social Security or other offset amounts.

(2)	The named executive officers have been credited with the following years of service with Applied for purposes of the SERP: Messrs. Ramras and Whitten, more than 20; Mr. Purser, more than 15; Mr. Bauer, more than 10; and Mr. Pugh, five. Plan benefits are fully accrued after 20 years of service. Mr. Pugh’s annual single life SERP benefit at age 65 is guaranteed to be at least $50,000.

(3)	The figures in the table reflect an annual benefit of 45 percent of total cash compensation. If, however, Mr. Pugh is credited with at least 10 years of service under the SERP, his benefit will be based on 60 percent of total cash compensation. Under these circumstances, his benefit would be reduced by the monthly benefit payable to him at age 65 in a single life form under all former employer plans and then reduced further by 50 percent of his primary Social Security benefit. Benefits are reduced ratably to the extent a participant is not credited with at least 20 years of service.

(4)	The amounts in this column represent, and benefits are based on, average total cash compensation for the highest three of the last 10 calendar years.

Deferred Compensation Plan

The Applied Industrial Technologies, Inc. Deferred Compensation Plan (the “Plan”) permits executives to defer a portion or all of the awards payable under an incentive plan or performance grant program. The Plan’s purpose is to promote increased efforts on behalf of Applied through increased investment in Applied common stock.

The Plan gives each annual incentive plan participant the opportunity to defer payment of his or her cash award. Any participant who elects to make a deferral may have the amounts invested in Applied common stock and/or in a money market fund. If a participant elects to have an amount equal to at least 50% of an award invested in common stock, then Applied contributes an additional amount equal to 10% of the amount so invested. Similarly, recipients of performance grants may defer payment of stock and cash awards. To the extent the recipient defers a cash award and invests it in Applied common stock, Applied contributes an additional amount equal to 10% of the amount so invested.

These deferral and investment opportunities and the incentive for investing in Applied common stock, like those available to directors under the Deferred Compensation Plan for Non-Employee Directors, are part of an overall effort to align management with the interests of Applied’s shareholders.

The Plan was recently amended to provide that the matching provision will expire on October 21, 2013. Applied has contributed a total of 2,494 matching shares of common stock to Plan accounts in the most recent three fiscal years.

Distributions of deferrals are made in a lump sum or in installments over a period not in excess of ten years, as specified in the participant’s deferral election form. Other than dates specified in the deferral election forms, a withdrawal is permitted while employed only due to a severe financial and unexpected hardship.

Three of the executive officers named in the Summary Compensation Table on page 11 elected to defer portions of their 2003 Management Incentive Plan awards into the Deferred Compensation Plan.

Change in Control Agreements and Other Related Arrangements

Applied has change in control agreements with its executive officers. The agreements obligate Applied to provide severance benefits to any executive officer whose employment is terminated either by the officer for “good reason” or by Applied “without cause” (each as defined in the agreements) if the termination occurs within three years after a change in control, as defined in the agreements. The officer, in turn, is obligated not to compete with Applied for one year following the termination. The principal benefits to be provided under the agreements to the executive officers are as follows:

(a)	a lump sum severance payment equal to three times annual base salary plus incentive pay (each as calculated pursuant to the agreements), reduced proportionately if the officer reaches age 65 within three years after termination;

(b)	a cash payment, instead of exercising any stock options held by the officer on the date of termination, equal to the difference between the exercise price and the higher of (i) the mean of the high and low trading prices on the New York Stock Exchange on the date of termination, and (ii) the highest price paid for Applied common stock in connection with the change in control;

(c)	continued participation in Applied’s employee benefit plans, programs, and arrangements, or equivalent benefits for three years after termination at the levels in effect immediately before termination; and

(d)	outplacement services.

An escrow account has been established with National City Bank to secure payment of the benefits. Applied has deposited treasury shares in the escrow valued at a percentage of the amounts that would be payable to the officers under the agreements. Additional deposits may be made in future years. No officer may make a claim on the escrow assets unless Applied is in default under the agreement. All earnings on escrow assets are payable to Applied. The agreements also provide that if any covered executive is required to pay a “parachute” excise tax, Applied will make an additional payment to the executive in an amount sufficient (after payment of taxes on the additional payment) to pay the excise tax.

The agreements are intended to reinforce and encourage the continued attention and dedication of Applied’s officers to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control. The agreements may make it more expensive to accomplish a change in control and could under certain circumstances adversely affect the shareholders’ ability to benefit from a change in control. The Board of Directors approved the agreements, however, because it believes that the continued attention and dedication of the officers to their duties under adverse circumstances are ultimately in the best interests of Applied and its shareholders, and can under some circumstances result in a higher price being paid to shareholders in connection with a change in control.

In addition to the benefits provided by the agreements, the 1997 Long-Term Performance Plan provides the following benefits to executive officers if a change in control occurs: (a) all stock options outstanding will become fully exercisable; (b) all restrictions and conditions of stock awards will be deemed satisfied; and (c) all cash awards (including payments made under a Management Incentive Plan) will be deemed to have been fully earned.

Also, under the Supplemental Executive Retirement Benefits Plan, if a participant is terminated following a change in control or is receiving, or is eligible to receive, a retirement benefit at the time of the change in control, the participant is entitled to receive the actuarial equivalent of the participant’s retirement benefit in a lump sum. In addition, upon a change in control, actively employed participants will be credited with up to 10 additional years of service and age for benefit calculation purposes, equal to half of the difference between the participant’s age and age 65. Mr. Pugh will be deemed to have at least 10 years of service if a change in control occurs while he is an actively employed participant.

Report of the Executive Organization & Compensation Committee of

the Board of Directors on Executive Compensation

Overview

The Executive Organization & Compensation Committee, consisting entirely of independent directors, establishes policies relative to, and then sets, Applied’s executive officer compensation and benefits. The committee’s charter is available in the investor relations area on Applied’s website at www.applied.com.

The purposes of the executive officer compensation program are to attract and to retain qualified executives and to provide appropriate incentives, both monetary and stock-based, to achieve Applied’s strategies and to enhance shareholder value over the long term. The major elements of the program are annual base salary and awards under the 1997 Long-Term Performance Plan.

An independent, nationally recognized compensation and benefits consulting firm advises the committee with respect to executive compensation and trends in the marketplace. The consultant is hired by, and reports directly to, the committee.

Annual Base Salary

In setting base salaries and target incentives, the committee uses a competitive pay analysis compiled by the consultant. The analysis shows the market median base salary and total cash compensation for each officer position. The consultant derives these figures from published and private surveys, both broadbased and for comparable industries, with data adjusted to reflect comparable company size. The analysis also presents compensation and comparative financial performance data from a group of companies in or related to industrial distribution, including companies identified in the performance graph on page 19. The committee may change the group from year to year to reflect changes in the marketplace.

In addition to considering the consultant’s analysis when setting base salaries, the committee reviews individual performance and levels of experience and responsibility in the position. The committee also takes into consideration Mr. Pugh’s recommendations regarding the other officers’ compensation. In general, the committee’s objective is to pay experienced officers who are meeting performance expectations a base salary at or near the market median for the position.

1997 Long-Term Performance Plan

The committee has adopted Applied’s annual and long-term cash and equity award programs pursuant to the 1997 Long-Term Performance Plan, which the shareholders most recently reapproved in 2002. The plan is designed to foster and promote Applied’s long-term growth and performance by (i) strengthening Applied’s ability to develop and retain outstanding executives, (ii) motivating superior performance by means of long-term performance-related incentives, and (iii) enabling key management employees and outside directors to participate in Applied’s long-term growth and financial success. The plan expires October 22, 2012.

(a)  Management Incentive Plan

The annual Management Incentive Plan is Applied’s program for compensating executive officers for achieving fiscal year goals. In general, the committee seeks to provide an annual incentive program that permits executives the opportunity to achieve substantially above the market median total cash compensation for outstanding performance.

At the beginning of each fiscal year, the committee reviews and discusses proposed performance goals and then sets the Management Incentive Plan goals for the year. The size of the incentive payments depends on the level of performance achieved relative to the goals. In fiscal 2003, the committee set goals based on earnings per share objectives. If the company did not achieve the threshold level of earnings per share, then no incentive payments would be made to the officers.

The committee sets a target incentive payment for each officer based on a formula, the components of which are the market median base salary and a responsibility percentage. The committee assigns these figures to each officer after considering the independent consultant’s analysis and recommendations by Mr. Pugh.

In fiscal 2003, payments could range from 0% to 200% (for outstanding achievement) of the target incentive, depending on the company’s performance in relation to the earnings per share goals. Earnings per share (diluted) for the year were $1.03, which exceeded the highest achievement goal set by the committee, and the officers earned incentives at 200% of target levels. Accordingly, total cash compensation was substantially above market median levels. Fiscal 2003’s performance followed two consecutive years in which Applied’s officers did not earn any annual incentive awards.

(b)  Stock-Based and Other Long-Term Awards

The committee makes long-term awards because of their value in motivating officers and aligning their interests with shareholders’, and to be competitive in the marketplace for executive talent. Stock-based awards are limited by the number of shares available for grant under the 1997 Long-Term Performance Plan – 2% of shares outstanding on the first day of the fiscal year, plus shares not awarded, if any, carried forward from prior years.

The committee determines individual awards based on the independent consultant’s analysis and Mr. Pugh’s input, considering survey medians for long-term compensation and levels of officer responsibility and performance. In recent years, the committee has made the following types of awards to the officers:

(1)	Stock Options. The committee awards non-qualified stock options to the officers annually. The options’ exercise price is the market price of Applied common stock on the grant date. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied, and expire on the tenth anniversary. In addition, an officer’s unvested stock options vest upon his or her retirement.

(2)	Performance Grants. Beginning in fiscal 2002, the committee has made annual awards of three-year performance grants to the officers. A target dollar payout is established for each officer at the beginning of each three-year performance period. The actual payout at the end of the period is calculated relative to the target level based on Applied’s achievement on objective performance goals over that period. The goals established for the 2003 performance grants are based on sales growth, return on sales, and total shareholder return. Payouts, if any, will be made at the value earned, in a combination of Applied common stock and cash, as determined by the committee at the end of the performance period.

(3)	Performance-Accelerated Restricted Stock. In 1997, the committee awarded performance-accelerated restricted stock to most of the current officers. Mr. Pugh received his award upon joining the company in 1999. These restricted shares of Applied common stock vested in August 2003, six years after the original grant date.

Chief Executive Officer

Mr. Pugh has served as Applied’s Chairman of the Board of Directors since October 2000 and Chief Executive Officer since January 2000.

The committee’s general policies and practices described above for setting officer compensation applied to Mr. Pugh’s compensation for fiscal 2003. In addition to the independent consultant’s analysis, the committee, using its subjective judgment, considered such factors as Mr. Pugh’s experience, leadership, and contributions to Applied’s financial performance, as well as the company’s business and financial performance relative to its peers. The committee also reviewed the results of the Corporate Governance Committee’s most recent evaluation of Mr. Pugh. No particular weighting was given to any one factor.

Effective July 1, 2002, the committee set Mr. Pugh’s base salary for the year at $700,000, compared with a market median base salary of $740,000. His target annual incentive award for fiscal 2003 was $555,000, but due to the company’s earnings per share performance, Mr. Pugh’s actual incentive award was $1,110,000. The committee also made long-term awards to Mr. Pugh with an aggregate target value in the range of the market median for his position.

Benefits

Benefits provided to the executive officers are those generally provided to Applied’s other associates with variations consistent with executive benefits in the competitive marketplace.

Federal Income Tax Deductibility

The Internal Revenue Code limits the amount of compensation a publicly held corporation may deduct as a business expense for federal income tax purposes. That limit, which applies to the chief executive officer and the four other most highly compensated executive officers, is $1 million per individual per year, subject to certain exceptions. One of the exceptions is for compensation that is performance-based.

Applied intends that Management Incentive Plan awards, gains realized from the exercise of stock options, and payouts of performance grants qualify as performance-based compensation. In general, the committee seeks to preserve the deductibility of compensation paid to Applied’s executive officers, but without compromising the committee’s flexibility in designing an effective and competitive compensation program.

EXECUTIVE ORGANIZATION &

COMPENSATION COMMITTEE

L. Thomas Hiltz, Chairman

Dr. Roger D. Blackwell

William E. Butler

Peter A. Dorsman

Dr. Jerry Sue Thornton

Stephen E. Yates

Comparison of Five-Year Cumulative Total Shareholder Return of Applied,  S&P 500 Index, and Peer Company Group

The graph below compares the five-year cumulative total return from investing $100 on June 30, 1998 in each of Applied common stock, the Standard and Poor’s 500 Index, and a group of eight peer companies selected on a line-of-business basis: Airgas, Inc., Genuine Parts Company, W.W. Grainger, Inc., Kaman Corporation, Lawson Products, Inc., MSC Industrial Direct Co., Inc., The Timken Company, and WESCO International, Inc.

Cumulative total return assumes that all dividends are reinvested when received. The returns of the companies in the peer group are weighted based on the companies’ relative stock market capitalization.

	1998	1999	2000	2001	2002	2003

Applied	100.00	95.43	84.70	95.60	101.03	112.38

S&P 500	100.00	121.20	128.43	108.10	87.39	86.04

Peer Group	100.00	92.54	60.11	80.35	95.47	88.96

Source: Value Line, Inc.

ITEM 2 — RATIFICATION OF AUDITORS

Deloitte & Touche LLP has been appointed by the Audit Committee, subject to shareholder ratification, to serve as independent auditors in fiscal 2004. Applied has been advised by Deloitte & Touche that no partner of the firm has had any direct financial interest or any material indirect financial interest in Applied or its subsidiaries or any connection during the past three years with Applied or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

Aggregate fees billed to Applied for fiscal 2003 by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were as follow:

Audit fees:	$426,725

Financial information systems design and implementation fees:	0

All other fees:	392,025

The category “All other fees” consists of $61,350 for audit-related fees and $330,675 for tax fees. The Audit Committee determined that the provision of these services was compatible with maintaining the independence of Deloitte & Touche.

Unless otherwise indicated, the accompanying proxy will be voted in favor of ratifying the appointment of Deloitte & Touche. The affirmative vote of a majority of the shares represented at the annual meeting is sufficient to constitute ratification. If Deloitte & Touche withdraws or otherwise becomes unavailable for reasons not presently known, the persons named as proxies will vote for other independent auditors as they deem appropriate.

One or more representatives of Deloitte & Touche are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

ITEM 3 — APPROVAL OF DEFERRED COMPENSATION PLAN FOR

NON-EMPLOYEE DIRECTORS

The Deferred Compensation Plan for Non-Employee Directors was originally adopted in 1991 and has been employed as a principal feature of Applied’s directors compensation program continuously from 1991 through the present.

Background and Reasons for the Proposal

On June 30, 2003, the Securities and Exchange Commission approved a proposal by the New York Stock Exchange to amend the Exchange’s listing standards to require shareholder approval of all equity compensation plans and any material amendments to such plans. In addition, the Exchange’s new listing standard requires each grant of an award under an equity compensation plan that constitutes a “formula plan” to be approved by shareholders, unless such plan has a term of no more than ten years from the date the plan was originally adopted or from the date that the plan was last approved by shareholders.

The Deferred Compensation Plan for Non-Employee Directors provides for an automatic matching contribution for compensation deferred by directors and invested in Applied common stock, subject to the limitations provided in the plan.* Therefore, the plan constitutes a “formula plan” under the new listing standard. The plan was recently amended to include a ten-year term for the matching feature of

*	A summary of the material features of the Deferred Compensation Plan for Non-Employee Directors and information regarding participation in the plan appears under “Deferred Compensation Plan for Non-Employee Directors” on page 9. That summary is qualified in its entirety by reference to the plan, a copy of which is attached as Appendix B to this proxy statement.

the plan. However, since shareholders last approved the plan at the 1991 annual meeting of shareholders, at the time it was originally adopted, the new listing standard requires the plan to be approved again in order for Applied to preserve the matching feature of the plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of Applied common stock present and entitled to vote at the meeting is required to approve the plan. The Board of Directors recommends that the shareholders vote FOR the plan.

ITEM 4 — APPROVAL OF DEFERRED COMPENSATION PLAN

The Deferred Compensation Plan was originally adopted in 1993 and has been employed as a principal feature of its executive compensation program continuously from 1993 through the present.

Background and Reasons for the Proposal

The Deferred Compensation Plan is also subject to the recently-adopted New York Stock Exchange listing standard described above under Item 3. Like the Deferred Compensation Plan for Non-Employee Directors, the Deferred Compensation Plan also provides for an automatic matching contribution for eligible compensation deferred by executives and invested in Applied common stock, subject to the limitations provided in the plan.* Therefore, the plan constitutes a “formula plan” under the new listing standards. The plan was recently amended to include a ten-year term for the matching feature of the plan. However, since shareholders last approved the plan at the 1993 annual meeting of shareholders, at the time it was originally adopted, the new listing standard requires the plan to be approved again in order for Applied to preserve the matching feature of the plan.

Vote Required

The affirmative vote of the holders of a majority of the shares of Applied common stock present and entitled to vote at the meeting is required to approve the plan. The Board of Directors recommends that the shareholders vote FOR the plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Applied’s executive officers and directors, and persons who beneficially own more than 10% of Applied common stock, must file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Copies of the reports must be furnished to Applied.

Based solely on a review of copies of forms furnished to us and written representations from Applied’s executive officers and directors, we believe that during fiscal 2003 all filing requirements were complied with on a timely basis.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals by shareholders for inclusion in our 2004 annual meeting proxy statement must be received by Applied’s Secretary at One Applied Plaza, Cleveland, Ohio 44115, no later than May 15, 2004. Under Ohio law, only proposals included in the notice of meeting may be raised at a meeting of shareholders. If you wish to nominate a candidate for director or bring other business from the floor of the 2004 annual meeting, you must notify the Secretary in writing by August 21, 2004.

*	A summary of the material features of the Deferred Compensation Plan and information regarding participation in the Plan appears under “Deferred Compensation Plan” on pages 14-15. That summary is qualified in its entirety by reference to the plan, a copy of which is attached as Appendix C to this proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the meeting. If any other matters requiring a shareholder vote arise, including the question of adjourning the meeting, the persons named in the accompanying proxy will vote your shares according to their judgment in the interests of Applied.

By order of the Board of Directors.

FRED D. BAUER

Secretary

Dated: September 12, 2003

APPENDICES

A – Audit Committee Charter

B – Deferred Compensation Plan for Non-Employee Directors

C – Deferred Compensation Plan

APPENDIX A

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

Primary responsibility for the Corporation’s financial reporting and internal control structure vests in senior operating management as overseen by the Board of Directors (the “Board”). The Audit Committee (the “Committee”) is a standing committee of the Board composed solely of three or more independent outside directors. “Independence” of Committee members will be determined by the Board according to its guidelines set from time to time and according to applicable laws and rules of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, with the goal of assuring that Committee members have no relationship to the Corporation that may interfere with the exercise of their independence from management, the Corporation, and the independent auditors.

The primary purpose of the Committee is to assist the Board in overseeing the Corporation’s financial reporting and internal control structure. The Committee also provides assistance to the Board in overseeing the Corporation’s (i) compliance with laws and regulations, (ii) accounting policies, (iii) internal and external auditing functions, and (iv) disclosure controls and procedures. The Committee is also responsible for maintaining a direct line of communication with the Corporation’s independent auditors, chief financial officer, and the internal audit department.

The Committee shall meet at least quarterly, and may establish a schedule of additional regular meetings, as it considers appropriate. The Committee may also call special meetings as required. In carrying out the general responsibilities set forth above and the specifically enumerated responsibilities described below, the Committee may consult or retain at the Corporation’s expense its own outside legal, accounting or other advisors and shall have unrestricted access to the Corporation’s personnel and documents and will be given all resources the Committee determines are necessary to discharge its responsibilities, including, as appropriate, additional training in basic finance and accounting principles to assure the financial literacy of its members.

The Committee’s specific responsibilities include the following:

A.  Independent Auditors

1.  The independent auditors shall be accountable to the Committee and the Board. The Committee shall be solely responsible for the selection, retention, dismissal, and oversight of the independent auditors, and the approval of all audit engagement fees and terms.

2.  The continued independence of the independent auditors in accordance with professional auditing standards and SEC requirements shall be reviewed periodically with management, as well as with the independent auditors. The Committee shall require annually a written statement and letter from the independent auditors disclosing relationships between the Corporation and the independent auditors, consistent with Independence Standards Board Standard No. 1, and shall discuss with the independent auditors their independence in fact, as well as the consulting and other non-audit services provided by the independent auditors, to determine any potential impact on independence. The Committee shall set clear policies and standards relating to the Corporation’s hiring of employees or former employees of the independent auditor (or previous independent auditors) to ensure continued independence throughout the period of engagement. Additionally, the Committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent independent peer review, and other matters relating to the independent auditor’s ability to practice before the SEC. After reviewing the independent auditor’s report, the

Committee shall evaluate the auditor’s qualifications, performance and independence. The Committee may consider the opinions of the Corporation’s management and the internal audit staff in making the evaluation.

3.  The Committee shall review and approve in advance all non-audit services the independent auditor may perform for the Corporation (subject to the de minimis exception contained in Section 10A(i) of the Securities Exchange Act of 1934) and disclose such approved non-auditor services as required by applicable law in periodic reports to shareholders.

4.  The Committee shall meet with the independent auditors before the audit examination to discuss the audit plan, including the scope, staffing and timing of the audit, extent of coordination with management and with internal audit, and review significant audit areas. These discussions shall include the Corporation’s electronic data gathering, retrieval and processing procedures, controls and the specific security programs to protect against computer fraud or misuse from both within and outside the Corporation. The Committee shall request that the independent auditor report to the Committee regarding principal accounting policies and practices to be used and alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and that the independent auditor inform the Committee of other material written communications between the independent auditor and management.

5.  Subsequent to each audit, the Committee shall meet with the independent auditors to review and discuss accounting and audit matters, including, but not limited to:

•	Significant auditing or accounting areas of concern,

•	New or unusual transactions, balances or financial statement disclosures of significance,

•	The auditors’ judgments about the quality of the Corporation’s accounting principles as applied,

•	The representation letter provided to the independent auditors by the Corporation,

•	The level of support provided by the Corporation’s management, accounting and internal audit personnel, and

•	Any other matters required to be discussed by SAS 61 and other concerns the independent auditors have with respect to positions taken by the Corporation in its financial statements.

6.  The Committee shall review any matters that the independent auditors are required under professional auditing standards to communicate to the Committee, such as:

•	Significant audit adjustments,

•	Disagreements with management,

•	Reportable conditions in the internal control structure, and

•	Any irregularities or illegal acts detected during the audit.

The Committee will also review the responses of management with regard to these matters.

7.  The Committee shall assure the regular rotation of the lead and concurring audit partner as required by law, and consider whether there should be a regular rotation of the independent auditor.

B.  Oversight of Financial Reporting

1.  Prior to release to the public, the Committee shall review and discuss with management and the independent auditors the annual audited financial statements of the Corporation. The purpose of the review shall be to determine whether to recommend to the Board that the audited financial statements be included in the Corporation’s annual report on Form 10-K. The Committee shall inquire about the following:

•	Significant variations in financial information between reporting periods.

•	Consistency of the Management’s Discussion and Analysis section of the annual report with information reflected in the financial statements.

•	Changes or proposed changes in accounting standards or rules issued by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements.

•	Significant reporting or operational issues affecting the financial statements.

•	Accounting accruals, reserves and estimates made (or failed to be made) by management having a material impact on the financial statements.

•	The Corporation’s critical accounting policies, as well as alternative policies that may be applied, including the effects and reasons for and against adopting particular policies.

The Committee shall also discuss any other items required by generally accepted auditing standards regarding required communications with audit committees.

2.  Prior to release to the public of quarterly financial statements, the Committee shall review and discuss the quarterly financial results and information with management and the independent auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditor.

3.  The Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies. The Committee’s discussion of these matters may be general in nature — i.e. discussion of the types of information to be disclosed and the type of presentation to be made — and need not occur before each release or instance in which guidance is provided.

4.  The Committee shall discuss with management and the independent auditor known significant risks or exposures of the Corporation, as well as guidelines and policies to govern the steps management has taken to minimize such risks to the Corporation.

5.  The Committee shall discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with management, the independent auditor, the chief executive officer and the chief financial officer.

6.  The Committee shall review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

C.  Internal Audit

The Committee will oversee the internal audit function to ensure the Corporation is establishing, maintaining and executing appropriate programs, policies and procedures for the audit of the records, procedures and operations of the Corporation and its affiliates.

1.  At least annually, the Committee shall review with management and the director of internal audit:

•	A summary of the results and recommendations of activities performed by the internal audit department.

•	The activities, plans, responsibilities and capabilities of the internal audit function.

2.  The Committee shall review management’s appointment or dismissal of the director of internal audit.

D.  Internal Controls

The Committee shall be responsible for overseeing the internal control structure established by management. The internal control structure should be designed to assure that assets are safeguarded, transactions are authorized, and that transactions are properly recorded. Such oversight would include but not be limited to the following:

•	Review of the Report of Management included in the Annual Report to Shareholders.

•	Review of significant recommendations by internal and independent auditors regarding the Corporation’s internal control structure.

•	Inquiry of senior management, the director of internal audit and the independent auditors regarding significant elements in the internal control structure.

E.  Charter Review

The Committee shall, on an annual basis, review and reassess the adequacy of the Charter and perform an evaluation of the Committee’s performance.

F.  Other

The Committee may use the Corporation’s internal or independent auditors to assist in accomplishing the following responsibilities:

1.  The Committee shall inquire annually of management’s plan for determining compliance with the Corporation’s policies on business ethics and practices.

2.  The Committee shall inquire of senior management of known or potential instances of non-compliance with applicable laws, regulatory policies, including SEC reporting requirements, the Corporation’s code of business ethics, and guidelines as they relate to the functions and responsibilities of the Committee.

3.  The Committee shall be informed by the Corporation’s general counsel of material litigation in which the Corporation is involved or in which management believes involvement of the Corporation is reasonably likely.

4.  The Committee shall periodically inquire about the Corporation’s policies and procedures regarding the review of officers’ expense reports and perquisites for compliance with proper reporting, accounting and tax treatment.

Lines of Communication

The director of internal audit and the independent auditors shall have the ability to communicate directly with the Chairman of the Committee, if necessary or desired. The Committee shall provide sufficient opportunity at its meetings for the independent auditors and the director of internal audit to meet with the members of the Audit Committee without members of management present.

The general counsel shall report directly to the Committee about legal compliance. The Committee may directly contact any employee in the Corporation and any employee may inform the Committee of matters involving questionable, illegal or improper practices or transactions.

The Committee shall establish and maintain free and open means of communication between employees and the Committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

The Committee shall report at least annually to the Board on the fulfillment of its duties under the mandate delegated to it by the Board.

APPENDIX B

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

(September 1, 2003 Restatement)

WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan for Non-Employee Directors, which originally was known as the Bearings, Inc. Deferred Compensation Plan for Non-Employee Directors, was established effective as of July 1, 1991, by Bearings, Inc., which later became known as Applied Industrial Technologies, Inc. (the “Company”) to provide non-employee members of the Board of Directors of the Company the option to defer receipt of all or a portion of the compensation payable to them for services as Directors; and

WHEREAS, the Company desires to restate the Plan in order to reflect certain revisions to Section 303A(8) of the New York Stock Exchange Listed Company Manual;

NOW, THEREFORE, effective as of September 1, 2003, the Plan is hereby amended and restated as hereinafter set forth.

ARTICLE I

DEFINITIONS

1.1    Definitions.  As used herein, the following words shall have the meanings hereinafter set forth unless otherwise specifically provided.

(1)    The term “Beneficiary” shall mean the person or persons who, in accordance with the provisions of Article V, is entitled to receive a distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

(2)    The term “Board” shall mean the Board of Directors of the Company.

(3)    The term “Committee” shall mean the Executive Organization and Compensation Committee of the Board, or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted so as to satisfy any applicable legal requirements including the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any similar rule which may subsequently be in effect. The members shall be appointed by, and serve at the pleasure of, the Board and any vacancy on the Committee shall be filled by the Board.

(4)    The term “Common Shares” shall mean the common stock of the Company.

(5)    The term “Company” shall mean Applied Industrial Technologies, Inc., its corporate successors, and any corporation into or with which it is merged or consolidated.

(6)    The term “Deferral” shall mean that portion of the compensation a Participant elects to defer pursuant to the terms of the Plan.

(7)    The term “Deferral Account” shall mean the bookkeeping account established under the Plan in the name of each Participant to reflect the Deferrals of such Participant.

(8)    The term “Director” shall mean any non-employee director of the Company.

(9)    The term “Fair Market Value” shall mean the average of the high and low prices of a Common Share as reported on the composite tape for securities listed on the New York Stock

Exchange for the date in question, provided that if no sales of Common Shares were made on said exchange on that date, the average of the high and low prices of a Common Share as reported on said composite tape for the preceding day on which sales of Common Shares were made on said Exchange.

(10)    The term “Fiscal Year” shall mean the fiscal year of the Company, which begins on each July 1 and ends on the subsequent June 30.

(11)    The term “Fund” shall mean any investment fund designated by the Committee in which Deferrals can be deemed to be invested; provided, however, that one such Fund shall be deemed to be invested in Common Shares.

(12)    The term “Participant” shall mean a Director who elects to defer all or any portion of his compensation under the Plan pursuant to the provisions of Article II.

(13)    The term “Plan” shall mean Applied Industrial Technologies, Inc. Deferred Compensation Plan For Non-Employee Directors (formerly known as the Bearings, Inc. Deferred Compensation Plan For Non Employee Directors), as amended and restated herein, effective as of September 1, 2003, with all amendments, supplements, and modifications hereafter made.

(14)    The term “Trust” shall mean the trust maintained pursuant to the terms of the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Trust Agreement (formerly known as the Bearings, Inc. Supplemental Executive Retirement Benefits Trust Agreement).

(15)    The term “Valuation Date” shall mean March 31, June 30, September 30, and December 31 of each Fiscal Year and any other date as may be designated as such by the Committee or the Board.

1.2    Construction.  Where necessary or appropriate to the meaning herein, the singular shall be deemed to include the plural and the masculine pronoun to include the feminine.

ARTICLE II

ELECTIONS BY DIRECTORS

2.1    Election to Defer.  Prior to the first day of any Fiscal Year quarter (July 1, October 1, January 1, and April 1) a Director may elect to defer receipt of all or a portion of the compensation payable to him for future services as a Director as a Deferral under the Plan. If a Director becomes a Director after the beginning of any Fiscal Year quarter, the Director may elect to defer receipt of all or a portion of the compensation payable to him for future services as a Director as a Deferral under the Plan. Any election under this Section 2.1 shall be made on in the form (an “Election Form”) and manner specified by the Committee and acceptable to the Company. In addition, such election shall indicate the allocation of the Deferral to be deemed invested in the Funds.

2.2    Effectiveness of Elections.  Elections to defer compensation for future services as a Director shall be effective upon the delivery of an Election Form to the Committee and, subject to the provisions of Section 2.3, shall be irrevocable upon the commencement of the next subsequent Fiscal Year quarter. Subject to the provisions of Article IV and Section 6.7, amounts deferred pursuant to any election hereunder shall be invested and distributed in the manner and at the time set forth in such Election Form.

2.3    Amendment and Termination of Elections.  A Director may terminate or amend his election to defer receipt of compensation as a Deferral pursuant to the provisions of Section 2.1 of the Plan with respect to subsequent Fiscal Year quarters in a written notice delivered to the Committee prior to commencement of the Fiscal Year quarter with respect to which such compensation will be earned and such notice will be effective. Any amendment which serves only to change a designation of a Beneficiary shall be permitted at any time and shall be effective upon delivery to the Committee in such form, time, and manner as may be required by the Committee. Any amendment which changes the time or manner for payment of amounts credited to a Participant’s Deferral Account pursuant to Section 3.1 shall be made only pursuant to the provisions of Article IV.

ARTICLE III

ACCOUNTS AND INVESTMENTS

3.1    Establishment of Accounts.  The Deferral Account of each Participant shall have subaccounts which shall reflect the Funds into which Deferrals are deemed invested and credited pursuant to the applicable Election Form filed by the Participant with the Committee.

3.2    Amount of Deferrals.  If a Participant elects to have compensation deferred under the Plan as a Deferral and invested in a Fund, other than a Fund comprised of Common Shares, 100% of the amount of such Deferral deemed so invested in such Fund shall be credited to his Deferral Account and subaccounts in accordance with his duly filed Election Form. If the Participant elects to have some or all of his compensation deferred under the Plan as a Deferral and invested in a Fund comprised of Common Shares, 125% of the amount of such Deferral deemed so invested in such Fund shall be credited to his Deferral Account and subaccounts in accordance with the terms of his duly filed Election Form. Any such Deferral shall be credited to the Deferral Account of a Participant as of the last day of the Fiscal Year quarter during which the Deferral would have otherwise been payable to such Participant.

3.3    Adjustment of Accounts.  As of each Valuation Date, the value of each Deferral Account shall be adjusted to reflect deemed earnings, losses, dividends, distributions, and credits in accordance with procedures adopted by the Committee or the Board. Common Shares of a Fund credited to any Deferral Account shall be valued at Fair Market Value.

ARTICLE IV

DISTRIBUTION OF ACCOUNTS

4.1    Method of Distribution.  The value of a Participant’s Deferral Account deemed invested in a fund comprised of Common Shares shall be distributed in Common Shares and the value of a Participant’s Deferral Account deemed otherwise invested shall be distributed in cash. Such value shall be determined as of the most recent Valuation Date. Subject to the provisions of Section 4.2, a distribution from a Participant’s Deferral Account shall be made either in a lump sum or in equal annual installments over a period of not more than ten years as specified in such Participant’s Election Form.

4.2    Time of Payments.  Except as otherwise provided in this Section 4.2 or Section 4.3, distribution of the value of a Deferral from a Participant’s Deferral Account shall commence on the date specified in his applicable Election Form. Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to change the manner and the time of the distribution of the value of any Deferral no later than 30 days prior to his termination as a Director or, if earlier, the date he had previously elected to receive distribution of such Deferral; provided, however, that if such Participant is terminated as a Director with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of any Deferral during the period which commences as of the day he receives notice of his termination as a Director and ends ten days thereafter. Notwithstanding the foregoing, except in the case of the termination of a Participant as a Director, in no event may a Participant change the time and manner of the distribution of a Deferral which has been previously changed in the immediately preceding three-year period.

4.3    Hardship Distribution.  Prior to the time the Deferral Account of a Participant becomes payable under Section 4.2, the Committee, in its sole discretion, may elect to distribute all or a portion of the a Participant’s Deferral Account on account of severe financial hardship of the Participant. For purposes of the Plan, severe financial hardship shall be deemed to exist in the event the Committee determines that the Participant requires a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of his or her family, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and the income taxes resulting from such distribution.

4.4    Distributions Upon Death.  Upon the death of a Participant, the balance of his or her Deferral Account shall be paid to his Beneficiary in a form and manner approved by the Committee.

4.5    Taxes.  In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Committee shall cause such amounts to be withheld from such payments and shall transmit the withheld amounts to the appropriate taxing authority.

ARTICLE V

BENEFICIARIES

In the event a Participant dies before his interest under the Plan in his or her Deferral Account has been distributed in full, any remaining interest shall be distributed pursuant to Article IV to his Beneficiary, who shall be the person designated as such in writing by the Participant in the form and manner specified by the Company. In the event a Participant does not designate a Beneficiary or his designated Beneficiary does not survive him, his beneficiary shall be his estate.

ARTICLE VI

MISCELLANEOUS

6.1    Amendment and Termination of the Plan.  The Company reserves the right to amend or terminate the Plan at any time; provided, however, that no amendment or termination shall affect the rights of Participants to amounts previously credited to their Deferral Accounts pursuant to Section 3.2; and provided further, that, effective on and after October 21, 2003, the provisions of Section 3.2 providing for the crediting of 125% of a Deferral deemed invested in a Fund comprised of Common Shares shall continue in effect until the earlier of (i) the tenth anniversary of the date that the Plan was last approved by the holders of a majority of the Common Shares then outstanding, or, if later, the date that the limited transition period under Section 303A(8) of the New York Stock Exchange Listed Company Manual would end unless otherwise permitted to continue under said Section; or (ii) the date that the Plan is terminated by the Company.

6.2    Non-Alienation.  No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Committee may select.

6.3    Payment of Benefits to Others.  If any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, adult child, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 6.3 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

6.4    Plan Non-Contractual. Nothing contained herein shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

6.5    Taxability of Plan Benefits. This Plan is intended to be treated as an unfunded deferred compensation plan under the Internal Revenue Code of 1986, as amended. It is the intention of the Company that the amounts deferred pursuant to the Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as the deferred amounts are distributed from the Plan. If, at any time, it is determined that amounts deferred pursuant to the Plan are currently taxable to a Participant or his Beneficiary, the amounts credited to such Participant’s Deferral Account which become so taxable shall be distributed immediately to him; provided, however, that in no event shall amounts so payable under the Plan to a Participant exceed the value of his Deferral Account.

6.6    Funding. The Company may cause Plan benefits to be paid from the Trust which is a grantor trust that provides full funding of the Plan benefits in the event of a potential change in control or change in control. Subject to the provisions of the Trust, the obligation of the Company under the Plan to provide a Participant or Beneficiary with a benefit constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

6.7    Section 16b Procedures. In conjunction with rules promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, the Company has established Section 16b Procedures which affect certain transactions under the Plan involving Employer Securities held for the benefit of a Director. Such Procedures, which are hereby incorporated into the Plan shall constitute for all purposes a part of the Plan. In the event that the Procedures conflict with any other provision of the Plan, the Procedures shall override such other provision and shall be controlling. For purposes of this Section, the following terms shall have the meaning hereinafter set forth.

(a)	The term “Employer Security” shall mean any qualifying employer security as defined in Section 407(d)(5) of ERISA which is also an equity security as defined under the Securities Exchange Act of 1934, as amended.

(b)	The term “Officer” shall mean any person who is designated as an “Officer” of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c)	The term “Section 16b Procedures” or “Procedures” shall mean the Administrative Procedures Applicable to Officers and Directors Under Employee Benefit Plans Maintained by Applied Industrial Technologies, Inc., effective as of January 1, 1997, with all amendments thereafter made.

6.8    Severability. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

6.9    Governing Law. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

APPENDIX C

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

DEFERRED COMPENSATION PLAN

(September 1, 2003 Restatement)

WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan, which was originally known as the Bearings, Inc. Deferred Compensation Plan, was established as of July 1, 1993, by Bearings, Inc., which later became known as Applied Industrial Technologies, Inc. (the “Company”) to provide key employees of the Company and its affiliates with a means by which to defer receipt of all or a portion of their incentive compensation received from the Company; and

WHEREAS, the Company desires to restate the Plan in order to reflect certain revisions to Section 303A(8) of the New York Stock Exchange Listed Company Manual;

NOW, THEREFORE, effective as of September 1, 2003, the Plan is hereby amended and restated as hereinafter set forth.

ARTICLE I

DEFINITIONS

1.1    Definitions.  As used herein, the following words shall have the meanings hereinafter set forth unless otherwise specifically provided.

(1) The term “Affiliate” shall mean any member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member, any member of a group of trades or business under common control (as determined under Section 414(c) of the Code) with the Company, any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

(2) The term “Award” shall mean the aggregate benefit payable to a Plan Participant under an Incentive Plan or a Performance Plan.

(3) The term “Beneficiary” shall mean the person or persons who, in accordance with the provisions of Article V, is entitled to distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

(4) The term “Board” shall mean the Board of Directors of the Company.

(5) The term “Committee” shall mean the Executive Organization and Compensation Committee of the Board, or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted so as to satisfy any applicable legal requirements including the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any similar rule which may subsequently be in effect. The members shall be appointed by, and serve at the pleasure of, the Board and any vacancy on the Committee shall be filled by the Board.

(6) The term “Common Shares” shall mean the common stock of the Company.

(7) The term “Company” shall mean Applied Industrial Technologies, Inc., its corporate successors, and any corporation into or with which it is merged or consolidated.

(8) The term “Comprehensive Plan” shall mean the Applied Industrial Technologies, Inc. Comprehensive Deferred Compensation and Supplemental Benefit Plan (formerly known as the Bearings, Inc. Comprehensive Deferred Compensation and Supplemental Benefit Plan).

(9) The term “Deferral” shall mean that portion of an Award which a Participant elects to defer pursuant to the terms of the Plan.

(10) The term “Deferral Account” shall mean the bookkeeping account established under the Plan in the name of each Participant to reflect the Deferrals of such Participant.

(11) The term “Eligible Employee” shall mean any highly compensated or select management employee of the Company or an Affiliate who is designated by the Committee to participate in an Incentive Plan or Performance Plan.

(12) The term “Fair Market Value” shall mean the average of the high and low prices of a Common Share as reported on the composite tape for securities listed on the New York Stock Exchange for the date in question, provided that if no sales of Common Shares were made on said exchange on that date, the average of the high and low prices of a Common Share as reported on said composite tape for the nearest preceding day on which sales of Common Shares were made on said Exchange.

(13) The term “Fiscal Year” shall mean the fiscal year of the Company, which begins on each July 1 and ends on the subsequent June 30.

(14) The term “Fund” shall mean any investment fund designated by the Committee in which Deferrals can be deemed to be invested; provided, however, that one such Fund shall be deemed to be invested in Common Shares.

(15) The term “Incentive Plan” shall mean any annual incentive plan adopted by the Board or the Committee for key employees.

(16) The term “Participant” shall mean an Eligible Employee who elects to defer all or any portion of an Award under the Plan pursuant to the provision of Article II.

(17) The term “Performance Plan” shall mean any performance grant program adopted by the Board or the Committee for key employees.

(18) The term “Plan” shall mean Applied Industrial Technologies, Inc. Deferred Compensation Plan, as amended and restated herein, with all amendments, supplements, and modifications hereafter made. The Plan is part of the Comprehensive Plan and listed on Exhibit A attached thereto.

(19) The term “Trust” shall mean the trust maintained pursuant to the terms of the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Trust Agreement.

(20) The term “Valuation Date” shall mean the last day of each Fiscal Year quarter and any other date as may be designated as such by the Committee.

1.2    Construction.  Where necessary or appropriate to the meaning herein, the singular shall be deemed to include the plural and the masculine pronoun to include the feminine.

ARTICLE II

ELECTIONS BY ELIGIBLE EMPLOYEES

2.1    Election to Defer.  An Eligible Employee may elect to defer receipt of all or a portion of the Award that he may receive under an Incentive Plan or a Performance Plan as a Deferral under the Plan. Any election under this Section 2.1 shall be made in the form (an “Election Form”), time, and manner specified by the Committee and acceptable to the Company. In addition, such election shall indicate the allocation of the Deferral to be deemed invested in the Funds.

2.2    Effectiveness of Elections.  Elections to defer receipt of an Award shall be effective and irrevocable upon the delivery of an Election Form to the Committee. Subject to the provisions of Article IV and Section 6.7, amounts deferred pursuant to any election hereunder shall be invested and distributed in the manner and at the time set forth in such Election Form.

ARTICLE III

ACCOUNTS AND INVESTMENTS

3.1    Establishment of Accounts.  The Deferral Account of each Participant shall have subaccounts, which shall reflect the Funds into which Deferrals are deemed invested and credited pursuant to the applicable Election Form filed by the Participant with the Committee.

3.2    Amount of Deferrals.  If a Participant (i) elects to have less than 50% of any Award from an Incentive Plan deferred under the Plan as a Deferral or (ii) elects to have any stock portion of an Award from a Performance Plan deferred under the Plan as a Deferral, 100% of the amount of such Deferral shall be credited to his Deferral Account and subaccounts in accordance with his duly filed Election Form. If a Participant (i) elects to have at least 50% of an Award from an Incentive Plan deferred under the Plan as a Deferral and further elects to have at least 50% of such Award deemed to be invested in a Fund comprised of Common Shares, or (ii) elects to have any cash portion of an Award from a Performance Plan deferred under the Plan as a Deferral and further elects to have any portion of such Award deemed to be invested in a Fund comprised of Common Shares, 110% of the amount of such Deferral deemed so invested in Common Shares shall be credited to his Deferral Account and subaccounts in accordance with the terms of his duly filed Election Form. In the event any Deferral or portion thereof is deemed to be invested in a Fund, such crediting shall be made within 30 days after the date on which the Deferral would otherwise have been payable to the Participant under the applicable Incentive Plan or Performance Plan and Common Shares of a Fund so credited to a Deferral Account shall be valued at Fair Market Value.

3.3    Adjustment of Accounts.  As of each Valuation Date, the value of each Deferral Account shall be adjusted to reflect deemed earnings, losses and dividends determined by the Committee. Common Shares of a Fund credited to any Deferral Account shall be valued at Fair Market Value.

ARTICLE IV

DISTRIBUTION OF ACCOUNTS

4.1    Method of Distribution.  The value of a Participant’s Deferral Account deemed invested in a fund comprised of Common Shares shall be distributed in Common Shares and the value of a Participant’s Deferral Account deemed otherwise invested shall be distributed in cash. Such value shall be determined as of the most recent Valuation Date. Subject to the provisions of Section 4.2, a distribution from a Participant’s Deferral Account shall be made either in a lump sum or in equal annual installments over a period of not more than ten years as specified in such Participant’s Election Form.

4.2    Time of Payments.  Except as otherwise provided in this Section 4.2 or Section 4.3, distribution of the value of a Deferral from a Participant’s Deferral Account shall commence on the date specified in his applicable Election Form. Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to change the manner and the time of the distribution of the value of any Deferral no later than 30 days prior to his termination of his employment or, if earlier, the date he had previously elected to receive distribution of such Deferral; provided, however, that if the employment of such Participant is terminated with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of any Deferral during the period which commences as of the day he receives notice of his termination and ends ten days thereafter. Notwithstanding the foregoing, except in the case of the termination of his employment, in no event may a Participant change the time and manner of the distribution of a Deferral which has been previously changed in the immediately preceding three-year period.

4.3    Hardship Distribution.  Prior to the time the Deferral Account of a Participant becomes payable under Section 4.2, the Committee, in its sole discretion, may elect to distribute all or a portion of the a Participant’s Deferral Account on account of severe financial hardship of the Participant. For purposes of the Plan, severe financial hardship shall be deemed to exist in the event the Committee determines that the Participant requires a distribution to meet immediate and heavy financial needs resulting from a sudden or unexpected illness or accident of the Participant or a member of his or her family, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution based on financial hardship shall not exceed the amount required to meet the immediate financial need created by the hardship and the income taxes resulting from such distribution.

4.4    Distributions Upon Death.  Upon the death of a Participant, the balance of his or her Deferral Account shall be paid to his Beneficiary in a form and manner approved by the Committee.

4.5    Taxes.  In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Committee shall cause such amounts to be withheld from such payments and shall transmit the withheld amounts to the appropriate taxing authority.

ARTICLE V

BENEFICIARIES

In the event a Participant dies before his interest under the Plan in his or her Deferral Account has been distributed in full, any remaining interest shall be distributed pursuant to Article IV to his Beneficiary, who shall be the person designated as such in writing by the Participant in the form and manner specified by the Company. In the event a Participant does not designate a Beneficiary or his designated Beneficiary does not survive him, his Beneficiary shall be his estate.

ARTICLE VI

MISCELLANEOUS

6.1    Amendment and Termination of the Plan.  The Company reserves the right to amend or terminate the Plan at any time; provided, however, that no amendment or termination shall affect the rights of Participants to amounts previously credited to their Deferral Accounts pursuant to Section 3.2; and provided further, that, effective on and after October 21, 2003, the provisions of Section 3.2 providing for the crediting of 110% of a Deferral deemed invested in a Fund comprised of Common

Shares shall continue in effect until the earlier of (i) the tenth anniversary of the date as of which the Plan was last approved by the holders of a majority of the Common Shares then outstanding, or, if later, the date as of which the limited transition period under Section 303A(8) of the New York Stock Exchange Listed Company Manual would end unless otherwise permitted to continue under said Section; or (ii) the date as of which the Plan is terminated by the Company.

6.2    Non-Alienation.  No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Committee may select.

6.3    Payment of Benefits to Others.  If any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, adult child, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 6.3 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

6.4    Plan Non-Contractual.  Nothing contained herein shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

6.5    Taxability of Plan Benefits.  This Plan is intended to be treated as an unfunded deferred compensation plan under the Internal Revenue Code of 1986, as amended. It is the intention of the Company that the amounts deferred pursuant to the Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as the deferred amounts are distributed from the Plan. If, at any time, it is determined that amounts deferred pursuant to the Plan are currently taxable to a Participant or his Beneficiary, the amounts credited to such Participant’s Deferral Account which become so taxable shall be distributed immediately to him; provided, however, that in no event shall amounts so payable under the Plan to a Participant exceed the value of his Deferral Account.

6.6    Funding.  The Company may cause Plan benefits to be paid from the Trust which is a grantor trust that provides full funding of the Plan benefits in the event of a potential change in control or change in control. Subject to the provisions of the Trust, the obligation of the Company under the Plan to provide a Participant or Beneficiary with a benefit constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

6.7    Section 16b Procedures.  In conjunction with rules promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, the Company has established Section 16b Procedures which affect certain transactions under the Plan involving Employer Securities held for the benefit of an Officer. Such Procedures, which are hereby incorporated into the Plan shall constitute for all purposes a part of the Plan. In the event that the Procedures conflict with any other provision of the Plan, the Procedures shall override such other provision and shall be controlling. For purposes of this Section, the following terms shall have the meaning hereinafter set forth.

(a)	The term “Employer Security” shall mean any qualifying employer security as defined in Section 407(d)(5) of ERISA which is also an equity security as defined under the Securities Exchange Act of 1934, as amended.

(b)	The term “Officer” shall mean any person who is designated as an “Officer” of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c)	The term “Section 16b Procedures” or “Procedures” shall mean the Administrative Procedures Applicable to Officers and Directors Under Employee Benefit Plans Maintained by Applied Industrial Technologies, Inc., effective as of January 1, 1997, with all amendments thereafter made.

6.8    Severability.  The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

6.9    Governing Law.  The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

Proxy - Applied Industrial Technologies, Inc.

Proxy Solicited on Behalf of the Board of Directors

The undersigned appoints David L. Pugh, Bill L. Purser, and John R. Whitten, and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Applied Industrial Technologies, Inc., on October 21, 2003, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

(The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4)

1.	Election of Directors (for a term of 3 years). The nominees are Thomas A. Commes, Peter A. Dorsman, J. Michael Moore and Dr. Jerry Sue Thornton.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3.	Approval of the Deferred Compensation Plan for Non-Employee Directors.

4.	Approval of the Deferred Compensation Plan.

5.	In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1, 2, 3 and 4.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE .

SEE REVERSE SIDE

00AGEA

APPLIED Industrial Technologies®

Value Through Innovation

000000 0000000000 0 0000

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!1 23 4 5 6 5 6 4 5 2 5 !

Holder Account Number

C 1234567890 J N T

Annual Meeting Proxy Card

A Election of Directors

B Issues

1UPX HHH PPPP 0023144

001CD40001 00AGDB

[LOGO OF APPLIED INDUSTRIAL TECHNOLOGIES®	000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6	000000000.000 ext

Holder Account Number

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A    Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Thomas A. Commes

02 - Peter A. Dorsman

03 - J. Michael Moore

04 - Dr. Jerry Sue Thornton

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of appointment of independent auditors.

3. Approval of Deferred Compensation Plan for Non-Employee Directors.

4. Approval of Deferred Compensation Plan.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ / 2 0 0 3

1 U P X    H H H    P P P P    0023144

001CD40001            00AGDB

Confidential Voting Instructions—Applied Industrial Technologies, Inc.

To: American Express Trust Company, Trustee (the “Trustee”) for Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan (the “Plan”)

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 21, 2003.

(The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4)

1.	Election of Directors (for a term of 3 years). The nominees are Thomas A. Commes, Peter A. Dorsman, J. Michael Moore and Dr. Jerry Sue Thornton.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3.	Approval of the Deferred Compensation Plan for Non-Employee Directors.

4.	Approval of the Deferred Compensation Plan.

5.	In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1, 2, 3 and 4.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE

OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

SEE REVERSE SIDE

Internet and Telephone Voting Instructions

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET

QUICK • EASY • IMMEDIATE • AVAILABLE 24 HOURS A DAY • 7 DAYS A WEEK

We encourage you to take advantage of these convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your proxy card. Votes by telephone or the Internet must be received by Thursday, October 16, 2003. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-888-482-4086 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the Holder Account Number (excluding the letter “C”) and Proxy Access Number located below.	• Enter the information requested on your computer screen and follow the simple instructions.

• Follow the simple recorded instructions.

Option 1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER C0123456789            PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by October 16, 2003.

THANK YOU FOR VOTING

00AG6H

[LOGO OF APPLIED INDUSTRIAL TECHNOLOGIES®	000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6	000000000.000 ext

Holder Account Number

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card—Supplemental Defined Contribution Plan

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Thomas A. Commes

02 - Peter A. Dorsman

03 - J. Michael Moore

04 - Dr. Jerry Sue Thornton

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of appointment of independent auditors.

3. Approval of Deferred Compensation Plan for Non-Employee Directors.

4. Approval of Deferred Compensation Plan.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ / 2 0 0 3

1 U P X    H H H    P P P P    0023143

001CD40001            00AG5B

Confidential Voting Instructions—Applied Industrial Technologies, Inc.

To: American Express Trust Company, Trustee (the “Trustee”) for

Applied Industrial Technologies, Inc. Retirement Savings Plan (the “Plan”)

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account and any shares not otherwise directed under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 21, 2003.

(The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4)

1.	Election of Directors (for a term of 3 years). The nominees are Thomas A. Commes, Peter A. Dorsman, J. Michael Moore and Dr. Jerry Sue Thornton.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3.	Approval of the Deferred Compensation Plan for Non-Employee Directors.

4.	Approval of the Deferred Compensation Plan.

5.	In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1, 2, 3 and 4.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

SEE REVERSE SIDE

Internet and Telephone Voting Instructions

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET

QUICK • EASY • IMMEDIATE • AVAILABLE 24 HOURS A DAY • 7 DAYS A WEEK

We encourage you to take advantage of these convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your proxy card. Votes by telephone or the Internet must be received by Thursday, October 16, 2003. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-888-404-6367 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the Holder Account Number (excluding the letter “C”) and Proxy Access Number located below.	• Enter the information requested on your computer screen and follow the simple instructions.

• Follow the simple recorded instructions.

Option 1: To vote as the Board of Directors recommends on ALL proposals:
Press 1.

When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER C0123456789                                         PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by October 16, 2003.

THANK YOU FOR VOTING

00AG4H

[LOGO OF APPLIED INDUSTRIAL TECHNOLOGIES®	000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6	000000000.000 ext

Holder Account Number

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card—Retirement Savings Plan

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Thomas A. Commes

02 - Peter A. Dorsman

03 - J. Michael Moore

04 - Dr. Jerry Sue Thornton

B     Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of appointment of independent auditors.

3. Approval of Deferred Compensation Plan for Non-Employee Directors.

4. Approval of Deferred Compensation Plan.

C     Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ / 2 0 0 3

1 U P X    H H H    P P P P    0023142

001CD40001            00AG3B

Proxy—Applied Industrial Technologies, Inc.

Proxy Solicited on Behalf of the Board of Directors

The undersigned appoints David L. Pugh, Bill L. Purser, and John R. Whitten, and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Applied Industrial Technologies, Inc., on October 21, 2003, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

(The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4)

1.	Election of Directors (for a term of 3 years). The nominees are Thomas A. Commes, Peter A. Dorsman, J. Michael Moore and Dr. Jerry Sue Thornton.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3.	Approval of the Deferred Compensation Plan for Non-Employee Directors.

4.	Approval of the Deferred Compensation Plan.

5.	In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

When properly executed, these instructions will be voted in the manner directed on the reverse side of this card; if you do not provide direction, this proxy will be voted FOR Items 1, 2, 3 and 4.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

SEE REVERSE SIDE

Internet and Telephone Voting Instructions

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET

QUICK • EASY • IMMEDIATE • AVAILABLE 24 HOURS A DAY • 7 DAYS A WEEK

We encourage you to take advantage of these convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your proxy card. Votes by telephone or the Internet must be received by Monday, October 20, 2003. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-888-404-6345 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the Holder Account Number (excluding the letter “C”) and Proxy Access Number located below.	• Enter the information requested on your computer screen and follow the simple instructions.

• Follow the simple recorded instructions.

Option 1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER C0123456789            PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by October 20, 2003.

THANK YOU FOR VOTING

00AG2F

[LOGO OF APPLIED INDUSTRIAL TECHNOLOGIES®	000000 0000000000 0 0000

MR A SAMPLE DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3	000000000.000 ext
ADD 4	000000000.000 ext
ADD 5	000000000.000 ext
ADD 6	000000000.000 ext

Holder Account Number

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Thomas A. Commes

02 - Peter A. Dorsman

03 - J. Michael Moore

04 - Dr. Jerry Sue Thornton

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of appointment of independent auditors.

3. Approval of Deferred Compensation Plan for Non-Employee Directors.

4. Approval of Deferred Compensation Plan.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ / 2 0 0 3

1 U P X    H H H    P P P P    0023141

001CD40001            00AG0B